SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
[(Amendment No. ____)]

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X] [ ] [ ] [ ] [ ]	Preliminary Proxy Statement
Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

CHELSEA PROPERTY GROUP, INC.

Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X] [ ]	No fee required Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) (2) (3) (4) (5)	Title of each class of secruties to which transaction applies:_________________________
Aggregate number of securities to which transaction applies:________________________
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _________________________________________________________________________________________
Proposed maximum aggregate value of transaction:_______________________________
Total fee paid:___________________________________________________________

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PRELIMINARY COPY
CHELSEA PROPERTY GROUP, INC.

Notice of Special Meeting of Stockholders
to be held January 16, 2003

          NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Chelsea Property Group, Inc. (the “Company”) will be held at the offices of the Company, 103 Eisenhower Parkway, Roseland, New Jersey, on January 16, 2003 at 10:00 in the morning for the following purposes:

1.	To authorize and approve an amendment to the Articles of Incorporation of the Company increasing the number of authorized shares of Common Stock of the Company.

2.	To authorize and approve an amendment to the Articles of Incorporation of the Company providing that the board of directors, with the approval of a majority of the entire board, and without action by the stockholders, may amend the Articles of Incorporation to increase or decrease the aggregate number of shares of stock of the Company or the number of shares of stock of any class that the Company has authority to issue.

3.	To transact such other business as may properly come before the meeting, or any adjournment thereof.

           Stockholders of record at the close of business on December 4, 2002, shall be entitled to notice of, and to vote at, the meeting.

By order of the Board of Directors Denise M. Elmer Secretary

Dated: December 10, 2002
Roseland, New Jersey

           IMPORTANT: PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

CHELSEA PROPERTY GROUP, INC.
103 EISENHOWER PARKWAY
ROSELAND, NEW JERSEY 07068

PROXY STATEMENT

          The accompanying Proxy is solicited by the Board of Directors of Chelsea Property Group, Inc., a Maryland corporation (the “Company”), for use at a Special Meeting of Stockholders (the “Meeting”) to be held on January 16, 2003, at 10:00 in the morning, or any adjournment thereof, at which stockholders of record at the close of business on December 4, 2002 shall be entitled to vote. The cost of solicitation of proxies will be borne by the Company. The Company has retained The Altman Group, Inc. to assist in the solicitation of proxies for a fee estimated at $10,000, plus out-of-pocket expenses. The Company also may use the services of its Directors, officers, employees and others to solicit proxies, personally or by telephone; arrangements may also be made with brokerage houses and other custodians, nominees, fiduciaries and stockholders of record to forward solicitation material to the beneficial owners of stock held of record by such persons. The Company may reimburse such solicitors for reasonable out-of-pocket expenses incurred by them in soliciting, but no compensation will be paid for their services.

          Each proxy executed and returned by a stockholder may be revoked at any time before it is voted by timely submission of written notice of revocation or by submission of a duly executed proxy bearing a later date (in either case directed to the Secretary of the Company) or, if a stockholder is present at the Meeting, he may elect to revoke his proxy and vote his shares personally. The date of this Proxy Statement is the approximate date on which this Proxy Statement and form of Proxy were first sent or given to stockholders.

          On December 4, 2002, the Company had outstanding and entitled to vote with respect to all matters to be acted upon at the Meeting 41,459,414 shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share of stock held by such holder. The presence of holders representing a majority of all the votes entitled to be cast at the Meeting will constitute a quorum at the Meeting. In accordance with Maryland law, abstentions, but not broker non-votes, are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each proposal must receive the affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock entitled to vote thereon at the Meeting in order to be approved. Abstentions and broker non-votes are not counted in determining the votes cast with respect to any of the matters submitted to a vote of stockholders. Accordingly, abstentions and broker non-votes will have the same effect as votes against the proposals.

          It is expected that the following business will be considered at the Meeting and action taken thereon:

1. AMENDMENT TO ARTICLES OF INCORPORATION INCREASING
AUTHORIZED SHARES

          Pursuant to Article IV of its Restated Articles of Incorporation, as amended, the Company is presently authorized to issue 50,000,000 shares of Common Stock with a par value of $.01 per share. In May 2002, the Company effected a two-for-one stock split of its Common Stock, but did not at that time double the authorized number of shares of Common Stock. Accordingly, it is proposed to amend paragraph A of Article IV of the Articles of Incorporation of the Company to read as set forth below in order to increase the number of shares of Common Stock which the Company is authorized to issue from 50,000,000 to 100,000,000 shares of Common Stock:

“A. The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is 120 million shares, consisting of 100 million shares of Common Stock with a par value of $.01 per share (the “Common Stock”), amounting in the aggregate to par value of $1,000,000, 15 million Excess Shares with a par value of $.01 per share (the “Excess Shares”), amounting in the aggregate to par value of $150,000, and 5 million shares of Preferred Stock with par value of $.01 per share (the “Preferred Stock”), amounting in the aggregate to par value of $50,000.”

          At December 4, 2002, there were 41,459,414 shares of Common Stock issued and outstanding and 9,459,652 shares were reserved for issuance upon exercise of vested stock options and conversion of limited partnership units. Until the approval of the amendment, certain holders of the units have agreed not to convert their units into Common Stock. As the result, no shares are presently available for future issuance by the Board of Directors. The Board of Directors believes that it is in the best interests of the Company and its stockholders to increase the number of authorized shares of Common Stock, which shares would be available for issuance, in the discretion of the Board, for any corporate purposes, including the acquisition of other businesses, financing future growth, or other corporate purposes, without the time consuming and costly need to hold a special meeting of stockholders in every case. The Board of Directors believes that, in the future, occasions may arise where the time required to obtain stockholder approval might adversely delay the Company’s ability to enter into a desirable transaction. Authorized but unissued shares of Common Stock may be used by the Company from time to time as appropriate and opportune situations arise.

          Stockholders of the Company will not have any preemptive rights with respect to the additional shares being authorized. No further approval by stockholders would be necessary prior to the issuance of any additional shares of Common Stock, except as may be required by law or applicable New York Stock Exchange rules. In certain circumstances, generally relating to the number of shares to be issued and the identity of the recipient, the rules of the New York Stock Exchange require stockholder authorization in connection with the issuance of such additional shares. Subject to law and the rules of the New York Stock Exchange, the Board of Directors has the sole discretion to issue additional shares of Common Stock on such terms and for such consideration as may be determined by the Board of Directors. The issuance of any additional shares of Common Stock may have the effect of diluting the percentage of stock ownership and voting rights of the present stockholders of the Company.

2. AMENDMENT TO ARTICLES OF INCORPORATION GRANTING POWER TO
BOARD OF DIRECTORS TO INCREASE AUTHORIZED SHARES

          Maryland law specifically authorizes a company to have a provision in its Articles of Incorporation which eliminates the further requirement to seek stockholder approval for increases in capitalization. The Company believes it is advantageous to avail itself of these benefits. It is proposed to amend Article V of the Articles of Incorporation of the Company to add a new Paragraph H immediately after the existing Paragraph G to read as set forth below:

"H. Amendments.The Board of Directors, with the approval of a majority of the entire board, and without action by the stockholders, may amend the Articles of Incorporation to increase or decrease the aggregate number of shares of stock of the Corporation or the number of shares of stock of any class that the Corporation has authority to issue."

          The Board of Directors believes it is in the best interests of the Company and its stockholders to have the flexibility to increase its authorized shares of capital stock without the time consuming and costly need to hold future special meetings. The Board of Directors believes that, in the future, occasions may arise where the time required to obtain stockholder approval might adversely delay the Company’s ability to enter into a desirable transaction. The proposals may have anti-takeover effects. While the proposals might have such an effect, the Board of Directors does not intend or view the proposals as anti-takeover measures.

           The Board of Directors of the Company recommends a vote FOR the authorization and approval of the proposals.

Security Ownership of Certain Beneficial Owners and Management

        As of November 22, 2002, to the knowledge of the Company, the following is a schedule of all persons who beneficially owned more than 5% of the outstanding stock of the Company:

                                                 Number of Shares       Percent
Name and Address                                Beneficially Owned      of Stock
----------------                                ------------------      --------

Taunus Corporation (1)                                3,878,002           9.4%
31 W. 52nd Street
New York, NY 10019

Cohen & Steers Realty et al.                          3,264,550           7.9%
757 Third Avenue
New York, NY 10017

David C. Bloom                                        2,512,922           5.7%
c/o Chelsea Property Group, Inc.
103 Eisenhower Parkway
Roseland, NJ 07068(2)

(1)      Includes shares owned by RREEF America, L.L.C.

(2)      Includes limited partnership interests in the Partnership (the "Units") convertible into shares of Common Stock of the Company and vested options to purchase shares of Common Stock under the Company's stock option plans.

          The following table sets forth information concerning the security ownership of directors and executive officers as of November 22, 2002.

                                                 Number of Shares       Percent
Name                                           Beneficially Owned(1)    of Stock
----                                           ------------------       --------

David C. Bloom(2)                                     2,512,922           5.7%
William D. Bloom (2)                                  1,070,470           2.5%
Brendan T. Byrne (2)                                     48,000             *
Leslie T. Chao(2)                                       573,760           1.4%
Thomas J. Davis(2)                                      140,000             *
Robert Frommer(2)                                        79,560             *
Barry M. Ginsburg(2)(3)                                 759,916           1.8%
Philip D. Kaltenbacher(2)(4)                            799,238           1.9%
Reuben S. Leibowitz(2)(5)                               145,200             *
Michael J. Clarke(2)                                     78,806             *
Directors and Executive officers as a
    group(6) (21 persons)                             6,682,010          14.0%

___________________

*        Less than 1%

(1)      Includes Units which are convertible into shares of Common Stock of the Company.
(2)      Includes vested options to purchase shares of Common Stock granted under the Company's stock option plans.
(3)      Includes Units beneficially owned by Mr. Ginsburg's family and trusts for the benefit of Mr. Ginsburg's family.
(4)      Includes 371,862 Units owned by Mr. Kaltenbacher as trustee for his daughters and 2,000 Units owned by Mr. Kaltenbacher's wife, as to which Mr. Kaltenbacher disclaims beneficial ownership.
(5)      Includes 34,000 shares of Common Stock owned by the wife or children of Mr. Leibowitz, by a foundation or by a charitable organization and 4,200 shares owned by the mother-in-law of Mr. Leibowitz. Mr. Leibowitz disclaims beneficial ownership of all these shares.
(6)      Includes Units convertible into 4,323,026 shares of Common Stock and vested options to purchase 1,852,008 shares of Common Stock granted under the Option Plans.

3. OTHER MATTERS

Stockholder Proposals

           Proposals of stockholders intended to be presented at the Company's 2003 Annual Meeting of Stockholders must be received by the Company on or prior to December 27, 2002 to be eligible for inclusion in the Company's Proxy Statement and form of Proxy to be used in connection with such meeting.

Other Business

           At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the Meeting is that hereinabove set forth. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their judgment.

Denise M. Elmer Secretary

Dated: December 10, 2002

PROXY

CHELSEA PROPERTY GROUP, INC.
SPECIAL Meeting OF STOCKHOLDERS - JANUARY __, 2003
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           The undersigned stockholder of CHELSEA PROPERTY GROUP, INC., a Maryland corporation, hereby appoints David C. Bloom, Leslie T. Chao, Michael J. Clarke and Denise M. Elmer, and each of them the proxies of the undersigned with full power of substitution to vote at the Special Meeting of Stockholders of the Company to be held at 10:00 a.m. on January __, 2003, and at any adjournment or adjournments thereof (the "Meeting"), with all the power which the undersigned would have if personally present, hereby revoking any proxy heretofore given. The undersigned hereby acknowledges receipt of the proxy statement for the Meeting and instructs the proxies to vote as directed on the reverse side.

The Board of Directors recommends a vote "FOR" Proposals 1 and 2.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE	SEE REVERSE SIDE

DETACH HERE

|X|	Please mark vote as in this Example

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE AMENDMENTS TO THE ARTICLES OF INCORPORATION AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

1.	To approve the increase in the number of shares of Common Stock	FOR |__|	AGAINST |__|	ABSTAIN |__|

2.	To approve the amendment authorizing the Board to increase capital stock.	FOR |__|	AGAINST |__|	ABSTAIN |__|

3.	With discretionary authority upon such other matters as may properly come before this meeting.	FOR |__|	AGAINST |__|	ABSTAIN |__|

MARK HERE IF YOU PLAN TO ATTEND THE MEETING	|__|

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	|__|

Please sign exactly as your name appears on this proxy card.
When signing as attorney, executor, trustee or guardian, please give your full title.

Signature_______________ Date_________